[MFS LOGO]                                                    SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 2001




                           A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) INVESTORS
                           TRUST SERIES
                           (FORMERLY KNOWN AS MFS(R) GROWTH WITH INCOME SERIES)

MFS(R) INVESTORS TRUST SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and       Massachusetts Financial Services Company
Chief Executive Officer, MFS            500 Boylston Street
Investment Management(R)                Boston, MA 02116-3741

Nelson J. Darling, Jr.+ - Private       DISTRIBUTOR
investor and trustee                    MFS Fund Distributors, Inc.
                                        500 Boylston Street
William R. Gutow+ - Private investor    Boston, MA 02116-3741
and real estate consultant; Vice
Chairman, Capitol Entertainment         INVESTOR SERVICE
Management Company (video franchise)    MFS Service Center, Inc.
                                        P.O. Box 2281
CHAIRMAN AND PRESIDENT                  Boston, MA 02107-9906
Jeffrey L. Shames*
                                        For additional information,
PORTFOLIO MANAGER                       contact your investment professional.
Mitchell D. Dynan*
John D. Laupheimer, Jr.*                CUSTODIAN
                                        State Street Bank and Trust Company
TREASURER
James O. Yost*                          WORLD WIDE WEB
                                        www.mfs.com
ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
NOT FDIC INSURED                  MAY LOSE VALUE               NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
    (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended June 30, 2001.

(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2001, the series' Initial Class shares provided a total return of -10.31%, and Service Class shares returned -10.40%, including the reinvestment of any distributions. These returns compare to a -6.70% return over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged, but commonly used measure of common stock total return performance.

While broad market conditions continued to be marked by poor investor confidence and general uncertainty about corporate earnings, the primary reason the series lagged the S&P 500 was our significant exposure to energy stocks. Despite our long-term conviction regarding the future prospects of energy stocks, many of the natural gas, oil services, and electric utilities stocks that performed well for the series in the early part of the year have come under pressure in recent months, primarily due to concerns about stock valuations and increased oil reserves, which could lead to lower prices. We believe oil prices will remain near historically high levels, thus providing support to capital spending, corporate earnings, and profit margins.

Although the health care sector posted mixed results near the end of the period, we've maintained our favorable outlook on many of these stocks. Early in the year, our holdings in the sector fared well amid persistent investor nervousness and market weakness. In recent months, however, investors have taken some profits in pharmaceutical stocks due to valuation and earnings concerns. We saw this as an opportunity and have increased several positions across a broad range of pharmaceutical stocks. We're optimistic that these companies could generate attractive earnings growth relative to the rest of the equity market.

We've also continued to see opportunities in companies with diversified revenue streams and dominant industry positions that we believe could further benefit if the economy recovers. Examples include holdings such as General Electric and United Technologies. Finally, while the portfolio remained underweighted in technology stocks relative to its benchmark, we added to a few high-quality names such as Microsoft and IBM, both of which we believe exhibit high or improving returns on capital, are increasing market share, and are selling at reasonable valuations.

Looking forward, it's difficult to predict when the economy can pull out of this slump. There are so many variables that can potentially hurt the economy or that could help turn it around, we don't spend too much time trying to analyze macroeconomic factors. That said, we have been encouraged by the confidence of the consumer this year, especially given the amount of news regarding restructurings and layoffs. On the other hand, we have found that business spending has slowed considerably, and the focus has shifted from growth to inventory reduction, which is a healthy, if somewhat painful process in the near term. As a consequence, the series remained overweighted in parts of the market that we've discussed because we believe they have strong earnings outlooks and less exposure to the economic downturn.

Longer term, we think the outlook for stocks is positive. In our view, low inflation, falling interest rates, and lower taxes should help contain the slowdown. Additionally, as we move through the second half of this year, we think it could get easier for more companies to meet earnings estimates, especially in light of the stock weakness and downward earnings revisions we've seen.

    Respectfully,

/s/ Mitchell Dynan                                  /s/ John D. Laupheimer, Jr.

    Mitchell D. Dynan                                   John D. Laupheimer, Jr.
    Portfolio Manager                                   Portfolio Manager

Note to Shareholders: Prior to May 1, 2001, MFS(R) Investors Trust Series was known as MFS(R) Growth With Income Series.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

Mitchell D. Dynan, CFA, is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is a portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund, and of the growth and income portfolios of our variable annuities and offshore accounts. He joined MFS in 1986 as a research analyst and was named Assistant Vice President in 1987, Vice President in 1988, portfolio manager in 1995, and Senior Vice President in 1999. From 1983 to 1986, Mitch worked as a securities analyst on Wall Street. He started his career as a bank lending officer in 1979. A graduate of Tufts University, he is a member of The Boston Security Analysts Society, Inc. He holds the Chartered Financial Analyst
(CFA) designation.

John D. Laupheimer, Jr., CFA, is Senior Vice President and Director of Equity Research of MFS Investment Management(R) (MFS(R)). He is lead portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund. As Director of Equity Research, he is responsible for the hiring, training, and industry assignments of our team of equity research analysts, as well as the overall strategic direction of our MFS Original Research(R) process. John also manages the growth and income and core equity portfolios of our variable annuity, offshore, and institutional product lines. He joined the MFS Research Department in 1981 as a research analyst. He was named portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999. John is a graduate of Boston University and MIT's Sloan School of Management. He holds the Chartered Financial Analyst (CFA) designation and is a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks reasonable current income and long-term growth of capital and income.

Commencement of investment operations: October 9, 1995

Class inception: Initial Class October 9, 1995
                 Service Class May 1, 2000

Size: $527.4 million as of June 30, 2001

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

INITIAL CLASS

                                  6 Months     1 Year    3 Years       Life*
------------------------------------------------------------------------------
Cumulative Total Return            -10.31%    -10.90%     +0.66%    +101.33%
------------------------------------------------------------------------------
Average Annual Total Return           --      -10.90%     +0.22%    + 13.00%
------------------------------------------------------------------------------

SERVICE CLASS

                                  6 Months     1 Year    3 Years       Life*
------------------------------------------------------------------------------
Cumulative Total Return            -10.40%    -11.12%     +0.41%    +100.84%
------------------------------------------------------------------------------
Average Annual Total Return           --      -11.12%     +0.14%    + 12.95%
------------------------------------------------------------------------------
*For the period from the commencement of the series' investment operations, October 9, 1995, through June 30, 2001.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus for details. Periods less than one year are actual not annualized.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THESE RESULTS ARE HISTORICAL AND, PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL FOR MORE CURRENT PERFORMANCE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2001

Stocks - 97.0%
---------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES              VALUE
---------------------------------------------------------------------------------------------------
U.S. Stocks - 87.8%
  Aerospace - 2.9%
    Boeing Co.                                                          83,690       $  4,653,164
    General Dynamics Corp.                                              21,708          1,689,100
    United Technologies Corp.                                          124,370          9,111,346
                                                                                     ------------
                                                                                     $ 15,453,610
---------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Harley-Davidson, Inc.                                               17,000       $    800,360
---------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 3.6%
    Bank America Corp.                                                  55,100       $  3,307,653
    Bank of New York Co., Inc.                                          14,020            672,960
    Capital One Financial Corp.                                         11,500            690,000
    Comerica, Inc.                                                      53,000          3,052,800
    PNC Financial Services Group Co.                                    48,460          3,188,183
    U.S. Bancorp                                                        62,200          1,417,538
    Wells Fargo Co.                                                    138,067          6,410,451
                                                                                     ------------
                                                                                     $ 18,739,585
---------------------------------------------------------------------------------------------------
  Biotechnology - 2.6%
    Abbott Laboratories, Inc.                                           32,110       $  1,541,601
    Guidant Corp.*                                                     150,170          5,406,120
    Pharmacia Corp.                                                    148,283          6,813,604
                                                                                     ------------
                                                                                     $ 13,761,325
---------------------------------------------------------------------------------------------------
  Business Machines - 3.6%
    Hewlett-Packard Co.                                                 23,120       $    661,232
    International Business Machines Corp.                              106,870         12,076,310
    Sun Microsystems, Inc.*                                            276,200          4,460,630
    Texas Instruments, Inc.                                             62,150          1,957,725
                                                                                     ------------
                                                                                     $ 19,155,897
---------------------------------------------------------------------------------------------------
  Business Services - 2.6%
    Automatic Data Processing, Inc.                                    124,590       $  6,192,123
    BEA Systems, Inc.*                                                   7,900            260,779
    Concord EFS, Inc.*                                                  20,000          1,117,000
    First Data Corp.                                                    89,580          5,755,515
    VeriSign, Inc.*                                                      2,400            139,320
                                                                                     ------------
                                                                                     $ 13,464,737
---------------------------------------------------------------------------------------------------
  Cellular Phones - 1.0%
    Motorola, Inc.                                                     141,000       $  2,334,960
    Sprint Corp. (PCS Group)*                                          115,004          2,777,347
                                                                                     ------------
                                                                                     $  5,112,307
---------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Dow Chemical Co.                                                    10,080       $    335,160
    E.I. du Pont de Nemours & Co., Inc.                                 17,709            854,282
    Praxair, Inc.                                                       28,570          1,342,790
                                                                                     ------------
                                                                                     $  2,532,232
---------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.6%
    Compaq Computer Corp.                                               48,750       $    755,137
    Dell Computer Corp.*                                                87,700          2,332,820
                                                                                     ------------
                                                                                     $  3,087,957
---------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.2%
    Microsoft Corp.*                                                   159,264       $ 11,436,748
---------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.8%
    EMC Corp.*                                                         146,030       $  4,242,171
---------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.9%
    Adobe Systems, Inc.                                                 27,900       $  1,310,742
    BMC Software, Inc.*                                                 42,900            966,966
    Oracle Corp.*                                                      291,474          5,744,952
    VERITAS Software Corp.*                                             32,010          2,157,154
                                                                                     ------------
                                                                                     $ 10,179,814
---------------------------------------------------------------------------------------------------
  Conglomerates - 5.0%
    General Electric Co.                                               417,373       $ 20,346,934
    Tyco International Ltd.                                            110,244          6,008,298
                                                                                     ------------
                                                                                     $ 26,355,232
---------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 2.7%
    Colgate-Palmolive Co.                                               61,474       $  3,626,351
    Gillette Co.                                                        38,704          1,122,029
    Philip Morris Cos., Inc.                                           133,960          6,798,470
    Procter & Gamble Co.                                                41,173          2,626,838
                                                                                     ------------
                                                                                     $ 14,173,688
---------------------------------------------------------------------------------------------------
  Electronics - 2.0%
    Advanced Micro Devices, Inc.*                                       36,900       $  1,065,672
    Analog Devices, Inc.*                                               83,250          3,600,563
    Flextronics International Ltd.*                                     19,200            512,640
    Intel Corp.                                                        161,770          4,895,160
    Linear Technology Corp.                                              5,780            260,100
    Xilinx, Inc.*                                                        3,700            150,960
                                                                                     ------------
                                                                                     $ 10,485,095
---------------------------------------------------------------------------------------------------
  Energy - 0.3%
    Devon Energy Corp.                                                   4,700       $    246,750
    Dynegy, Inc.                                                        14,940            694,710
    TXU Corp.                                                           12,560            613,870
                                                                                     ------------
                                                                                     $  1,555,330
---------------------------------------------------------------------------------------------------
  Entertainment - 2.7%
    AOL Time Warner, Inc.*                                              76,910       $  4,076,230
    Clear Channel Communications, Inc.*                                 48,100          3,015,870
    Viacom, Inc., "B"*                                                 143,291          7,415,309
                                                                                     ------------
                                                                                     $ 14,507,409
---------------------------------------------------------------------------------------------------
  Financial Institutions - 8.2%
    American Express Co.                                                24,270       $    941,676
    Citigroup, Inc.                                                    135,883          7,180,058
    Fannie Mae                                                          81,530          6,942,279
    FleetBoston Financial Corp.                                         16,600            654,870
    Freddie Mac Corp.                                                  237,938         16,655,660
    J. P. Morgan Chase & Co.                                            13,950            622,170
    Lehman Brothers Holdings, Inc.                                         600             46,650
    Merrill Lynch & Co., Inc.                                           44,740          2,650,845
    Morgan Stanley Dean Witter & Co.                                     9,430            605,689
    State Street Corp.                                                 139,184          6,888,216
                                                                                     ------------
                                                                                     $ 43,188,113
---------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.1%
    Anheuser-Busch Cos., Inc.                                           30,600       $  1,260,720
    Coca-Cola Co.                                                       12,982            584,190
    PepsiCo., Inc.                                                      25,710          1,136,382
    Quaker Oats Co.                                                     30,770          2,807,763
                                                                                     ------------
                                                                                     $  5,789,055
---------------------------------------------------------------------------------------------------
  Food Products
    Sysco Corp.                                                          9,700       $     263,355
---------------------------------------------------------------------------------------------------
  Healthcare - 0.6%
    HCA-The Healthcare Co.                                              72,480       $  3,275,371
---------------------------------------------------------------------------------------------------
  Insurance - 6.3%
    AFLAC, Inc.                                                         67,300       $  2,119,277
    American International Group, Inc.                                 111,638          9,600,868
    CIGNA Corp.                                                         86,348          8,273,865
    Hartford Financial Services Group, Inc.                             22,530          1,541,052
    Lincoln National Corp.                                              15,634            809,059
    Marsh & McLennan Cos., Inc.                                          9,520            961,520
    MetLife, Inc.                                                       63,010          1,952,050
    St. Paul Cos., Inc.                                                125,240          6,348,416
    UnumProvident Corp.                                                 43,200          1,387,584
                                                                                     ------------
                                                                                     $ 32,993,691
---------------------------------------------------------------------------------------------------
  Machinery - 1.2%
    Deere & Co., Inc.                                                  167,940       $  6,356,529
---------------------------------------------------------------------------------------------------
  Manufacturing - 0.4%
    Minnesota Mining & Manufacturing Co.                                13,000       $  1,483,300
    Rohm & Haas Co.                                                     26,980            887,642
                                                                                     ------------
                                                                                     $  2,370,942
---------------------------------------------------------------------------------------------------
  Medical & Health Products - 8.2%
    Allergan, Inc.                                                      29,780       $  2,546,190
    American Home Products Corp.                                       162,156          9,476,397
    Bristol-Myers Squibb Co.                                            58,692          3,069,592
    Eli Lilly & Co.                                                    109,600          8,110,400
    Johnson & Johnson Co.                                               30,046          1,502,300
    Merck & Co., Inc.                                                    8,570            547,709
    Pfizer, Inc.                                                       333,672         13,363,563
    Schering Plough Corp.                                              127,200          4,609,728
                                                                                     ------------
                                                                                     $ 43,225,879
---------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 1.8%
    Applera Corp.                                                      146,160       $  3,909,780
    Cardinal Health, Inc.                                               47,040          3,245,760
    IMS Health, Inc.                                                    32,300            920,550
    UnitedHealth Group, Inc.*                                           22,290          1,376,408
                                                                                     ------------
                                                                                     $  9,452,498
---------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Alcoa, Inc.                                                        121,860       $  4,801,284
---------------------------------------------------------------------------------------------------
  Oil Services - 2.5%
    Baker Hughes, Inc.                                                 119,590       $  4,006,265
    El Paso Corp.                                                       50,490          2,652,745
    Global Marine, Inc.*                                                34,200            637,146
    Kerr McGee Corp.                                                    52,270          3,463,933
    Schlumberger Ltd.                                                   45,550          2,398,207
                                                                                     ------------
                                                                                     $ 13,158,296
---------------------------------------------------------------------------------------------------
  Oils - 5.4%
    Apache Corp.                                                        21,700       $  1,101,275
    Chevron Corp.                                                       19,790          1,790,995
    Conoco, Inc.                                                       222,680          6,435,452
    Exxon Mobil Corp.                                                  188,312         16,449,053
    Occidental Petroleum Corp.                                          16,830            447,510
    Santa Fe International Corp.                                         8,520            247,080
    Transocean Sedco Forex, Inc.                                        45,570          1,879,762
                                                                                     ------------
                                                                                     $ 28,351,127
---------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.9%
    Gannett Co., Inc.                                                   71,429       $  4,707,171
    New York Times Co.                                                 133,100          5,590,200
                                                                                     ------------
                                                                                     $ 10,297,371
---------------------------------------------------------------------------------------------------
  Retail - 2.1%
    CVS Corp.                                                          160,796       $  6,206,726
    Home Depot, Inc.                                                     9,520            443,156
    Wal-Mart Stores, Inc.                                               86,264          4,209,683
                                                                                     ------------
                                                                                     $ 10,859,565
---------------------------------------------------------------------------------------------------
  Supermarket - 3.2%
    Kroger Co.*                                                        113,004       $  2,825,100
    Safeway, Inc.*                                                     296,300         14,222,400
                                                                                     ------------
                                                                                     $ 17,047,500
---------------------------------------------------------------------------------------------------
  Telecommunications - 4.7%
    Alltel Corp.                                                        15,570       $    953,818
    American Tower Corp., "A"*                                          18,900            390,663
    AT&T Corp.                                                          98,800          2,173,600
    Cabletron Systems, Inc.*                                            81,450          1,861,133
    CIENA Corp.*                                                        14,890            564,927
    Cisco Systems, Inc.*                                               168,622          3,262,836
    JDS Uniphase Corp.*                                                 63,100            832,920
    Qwest Communications International, Inc.*                          171,160          5,454,869
    SBC Communications, Inc.                                            39,319          1,575,119
    Sprint Corp.                                                       146,190          3,122,618
    Verizon Communications                                              87,840          4,699,440
                                                                                     ------------
                                                                                     $ 24,891,943
---------------------------------------------------------------------------------------------------
  Telecommunications & Cable - 0.1%
    Comcast Corp., "A"*                                                 10,040       $    435,736
---------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.1%
    AES Corp.*                                                          12,000       $     516,600
    Calpine Corp.*                                                      18,500            699,300
    Dominion Resources, Inc.                                            48,020          2,887,443
    Duke Energy Corp.                                                   72,750          2,837,977
    Exelon Corp.                                                       120,805          7,746,017
    NiSource, Inc.                                                      59,450          1,624,768
                                                                                     ------------
                                                                                     $ 16,312,105
---------------------------------------------------------------------------------------------------
  Utilities - Gas - 1.0%
    Enron Corp.                                                         43,680       $  2,140,320
    Williams Cos., Inc.                                                 90,400          2,978,680
                                                                                     ------------
                                                                                     $  5,119,000
---------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                    $463,232,857
---------------------------------------------------------------------------------------------------
Foreign Stocks - 9.2%
  Canada - 0.5%
    BCE, Inc. (Telecommunications)                                      26,400       $    694,320
    Canadian National Railway Co. (Railroads)                           48,078          1,947,159
                                                                                     ------------
                                                                                     $  2,641,479
---------------------------------------------------------------------------------------------------
  Finland - 0.7%
    Nokia Corp., ADR (Telecommunications)                              167,200       $  3,685,088
---------------------------------------------------------------------------------------------------
  France - 1.2%
    Sanofi-Synthelabo S.A. (Medical and Health Products)                52,300       $  3,433,913
    Total Fina Elf S.A., "B" (Oils)                                     20,400          2,858,588
                                                                                     ------------
                                                                                     $  6,292,501
---------------------------------------------------------------------------------------------------
  Israel - 0.2%
    Check Point Software Technologies Ltd.
     (Computer Software - Services)*                                    19,300       $    984,300
---------------------------------------------------------------------------------------------------
  Japan - 0.1%
    Fast Retailing Co. (Retail)                                          4,000       $    696,182
---------------------------------------------------------------------------------------------------
  Netherlands - 1.5%
    Akzo Nobel N.V. (Chemicals)                                         96,880       $  4,103,836
    ING Groep N.V. (Financial Services)                                 22,928          1,499,579
    Royal Dutch Petroleum Co. (Oils)                                    22,260          1,282,012
    Royal Dutch Petroleum Co., ADR (Oils)                               18,300          1,066,341
                                                                                     ------------
                                                                                     $  7,951,768
---------------------------------------------------------------------------------------------------
  Switzerland - 2.4%
    Nestle S.A. (Food and Beverage Products)                            23,120       $  4,916,958
    Novartis AG (Medical and Health Products)                          151,300          5,479,382
    Syngenta AG (Chemicals)*                                            38,752          2,038,784
                                                                                     ------------
                                                                                     $ 12,435,124
---------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    BP Amoco PLC, ADR (Oils)                                           105,644       $  5,266,353
    Diageo PLC (Food and Beverage Products)*                           444,160          4,878,288
    Reuters Group PLC, ADR (Business Services)                          36,950          2,880,253
    Vodafone Group PLC (Telecommunications)*                           317,928            705,087
                                                                                     ------------
                                                                                     $ 13,729,981
---------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                 $ 48,416,423
---------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $510,511,687)                                         $511,649,280
---------------------------------------------------------------------------------------------------
Convertible Bond
---------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
---------------------------------------------------------------------------------------------------
U.S. Bonds
  Oils
    Transocean Sedco Forex, Inc., 0s, 2020 (Identified
      Cost, $223,216)                                               $      371       $    214,716
---------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.3%
---------------------------------------------------------------------------------------------------
    Cargill, Inc., 4.11s, due 7/02/01                               $    2,365       $  2,364,730
    Citigroup, Inc., 4.13s, due 7/02/01                                  5,602          5,601,357
    Dow Chemical Co., 4.15s, due 7/02/01                                 4,752          4,751,452
    General Electric Capital Corp., 4.10s, due 7/02/01                     430            429,951
    Prudential Funding Corp., 4.11s, due 7/02/01                         4,208          4,207,520
---------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                      $ 17,355,010
---------------------------------------------------------------------------------------------------
Repurchase Agreement - 2.2%
---------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/2/01, total to
      be received $11,537,922 (secured by various U.S.
      Treasury & Federal Agency Obligations in a jointly
      traded account), at Cost                                       $  11,534       $ 11,534,000
---------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $539,623,913)                                    $540,753,006
Other Assets, Less Liabilities - (2.5)%                                               (13,395,301)
---------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                  $527,357,705
---------------------------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $539,623,913)            $540,753,006
  Cash                                                                      457
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         6,953,100
  Foreign currency, at value (identified cost, $434)                        412
  Receivable for investments sold                                     6,038,088
  Receivable for series shares sold                                   1,124,208
  Dividends and interest receivable                                     406,523
  Other assets                                                            1,530
                                                                   ------------
      Total assets                                                 $555,277,324
                                                                   ------------
Liabilities:
  Payable for investments purchased                                $ 20,727,736
  Payable for series shares reacquired                                  161,142
  Collateral for securities loaned, at value                          6,953,100
  Payable to affiliates -
    Management fee                                                       21,770
    Shareholder servicing agent fee                                         782
    Distribution fee                                                        249
    Administrative fee                                                      504
  Accrued expenses and other liabilities                                 54,336
                                                                   ------------
      Total liabilities                                            $ 27,919,619
                                                                   ------------
Net assets                                                         $527,357,705
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $556,630,291
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,126,776
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                               (31,946,450)
  Accumulated undistributed net investment income                     1,547,088
                                                                   ------------
      Total                                                        $527,357,705
                                                                   ============
Shares of beneficial interest outstanding                           28,857,471
                                                                    ==========
Initial Class of shares:
  Net asset value per share
    (net assets of $503,928,511 / 27,572,976 shares of
    beneficial interest outstanding)                                  $18.28
                                                                      ======
Service Class of shares:
  Net asset value per share
    (net assets of $23,429,194 / 1,284,495 shares of
    beneficial interest outstanding)                                  $18.24
                                                                      ======
See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                      $  3,052,216
    Interest                                                            730,149
    Foreign taxes withheld                                              (63,581)
                                                                   ------------
      Total investment income                                      $  3,718,784
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,874,711
    Trustees' compensation                                                7,680
    Shareholder servicing agent fee                                      87,487
    Distribution fee (Service Class)                                     14,402
    Administrative fee                                                   43,743
    Custodian fee                                                       114,238
    Printing                                                             32,650
    Auditing fees                                                        17,307
    Legal fees                                                            2,075
    Miscellaneous                                                         7,315
                                                                   ------------
      Total expenses                                               $  2,201,608
    Fees paid indirectly                                                (30,010)
                                                                   ------------
      Net expenses                                                 $  2,171,598
                                                                   ------------
        Net investment income                                      $  1,547,186
                                                                   ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $(28,312,780)
    Foreign currency transactions                                       (26,565)
                                                                   ------------
      Net realized loss on investments and foreign currency
        transactions                                               $(28,339,345)
                                                                   ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $(27,858,404)
    Translation of assets and liabilities in foreign
      currencies                                                          5,520
                                                                   ------------
      Net unrealized loss on investments and foreign
        currency translation                                       $(27,852,884)
                                                                   ------------
        Net realized and unrealized loss on investments and
          foreign currency                                         $(56,192,229)
                                                                   ------------
          Decrease in net assets from operations                   $(54,645,043)
                                                                   ============

See notes to financial statements.

Financial Statements - continued

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                            SIX MONTHS ENDED                  YEAR ENDED
                                                               JUNE 30, 2001           DECEMBER 31, 2000
                                                                 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                         $  1,547,186                $  2,537,937
  Net realized gain (loss) on investments and foreign
    currency transactions                                        (28,339,345)                  9,943,869
  Net unrealized loss on investments and foreign currency
    translation                                                  (27,852,884)                (14,030,521)
                                                                ------------                ------------
    Decrease in net assets from operations                      $(54,645,043)               $ (1,548,715)
                                                                ------------                ------------
Distributions declared to shareholders -
  From net investment income (Initial Class)                    $ (2,414,092)               $ (1,847,164)
  From net investment income (Service Class)                         (71,344)                     --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                        (12,390,631)                 (3,354,074)
  From net realized gain on investments and foreign
    currency transactions (Service Class)                           (391,661)                     --
                                                                ------------                ------------
      Total distributions declared to shareholders              $(15,267,728)               $ (5,201,238)
                                                                ------------                ------------
Net increase in net assets from series share transactions       $ 95,981,722                $117,276,241
                                                                ------------                ------------
      Total increase in net assets                              $ 26,068,951                $110,526,288
Net assets:
  At beginning of period                                         501,288,754                 390,762,466
                                                                ------------                ------------
  At end of period (including accumulated undistributed
    net investment income of $1,547,088 and $2,485,338,
    respectively)                                               $527,357,705                $501,288,754
                                                                ============                ============

See notes to financial statements.

Financial Statements - continued

Financial Highlights
----------------------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                            SIX  MONTHS ENDED         ----------------------------------------------------------------------------
                                JUNE 30, 2001               2000             1999            1998           1997         1996
                                  (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
INITIAL CLASS SHARES
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                               $21.00             $21.31           $20.11          $16.44         $12.98       $10.61
                                       ------             ------           ------          ------         ------       ------
Income from investment operations# -
  Net investment income(S)             $ 0.06             $ 0.12           $ 0.12          $ 0.13         $ 0.16       $ 0.18
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                (2.20)             (0.16)            1.22            3.54           3.70         2.42
                                       ------             ------           ------          ------         ------       ------
    Total from investment
     operations                        $(2.14)            $(0.04)          $ 1.34          $ 3.67         $ 3.86       $ 2.60
                                       ------             ------           ------          ------         ------       ------

Less distributions declared to shareholders -
  From net investment income           $(0.09)            $(0.10)          $(0.06)         $ --           $(0.07)      $(0.09)
  From net realized gain on
    investments and foreign
    currency transactions               (0.49)             (0.17)           (0.08)           --            (0.29)       (0.13)
  In excess of net realized gain
    on investments and foreign
    currency transactions                --                 --               --              --            (0.04)       (0.01)
                                       ------             ------           ------          ------         ------       ------
    Total distributions declared
      to shareholders                  $(0.58)            $(0.27)          $(0.14)         $ --           $(0.40)      $(0.23)
                                       ------             ------           ------          ------         ------       ------
Net asset value - end of period        $18.28             $21.00           $21.31          $20.11         $16.44       $12.98
                                       ======             ======           ======          ======         ======       ======
Total return                           (10.31)%++          (0.15)%           6.69%          22.32%         29.78%       24.46%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                             0.88%+             0.87%            0.88%           0.95%          1.00%        1.01%
  Net investment income                  0.62%+             0.58%            0.56%           0.73%          0.93%        1.52%
Portfolio turnover                         37%                71%              72%             57%            42%          41%
Net assets at end of year
  (000 Omitted)                      $503,929           $492,481         $390,762        $244,310        $58,045       $9,174

       (S) Prior to October 2, 1998, subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series paid the investment adviser a fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
             Net investment income       --                 --               --            $ 0.14         $ 0.13       $ 0.05
             Ratios (to average net
               assets):
               Expenses##                --                 --               --              0.88%          1.10%        2.07%
               Net investment income     --                 --               --              0.80%          0.82%        0.46%
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Statements - continued

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED               PERIOD ENDED
                                                                 JUNE 30, 2001         DECEMBER 31, 2000*
                                                                   (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------
SERVICE CLASS SHARES
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                   $20.97                     $20.90
                                                                        ------                     ------
Income from investment operations# -
  Net investment income                                                 $ 0.04                     $ 0.05
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                     (2.19)                      0.02
                                                                        ------                     ------
    Total from investment operations                                    $(2.15)                    $ 0.07
                                                                        ------                     ------
Less distributions declared to shareholders -
  From net investment income                                            $(0.09)                    $ --
  From net realized gain on investments and foreign currency
    transactions                                                         (0.49)                      --
                                                                        ------                     ------
    Total distributions declared to shareholders                        $(0.58)                    $ --
                                                                        ------                     ------
Net asset value - end of period                                         $18.24                     $20.97
                                                                        ======                     ======
Total return                                                            (10.40)%++                  (0.62)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.08%+                     1.10%+
  Net investment income                                                   0.42%+                     0.36%+
Portfolio turnover                                                          37%                        71%
Net assets at end of period (000 Omitted)                              $23,429                     $8,808

 * For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization

MFS Investors Trust Series, formerly known as MFS Growth with Income Series, (the series) is a diversified series of MFS Variable Insurance Trust the trust. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2001, there were 95 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last >sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agents, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. Series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, the value of securities loaned was $6,725,523. These loans were collateralized by cash of $6,953,100 which was invested in the following short-term obligations:

                                                  SHARES                VALUE
-----------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio   6,953,100           $6,953,100

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting prinicples. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series custodian fees were reduced by $21,587 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series custodian fees were reduced by $8,423 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The series policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the year six months ended June 30, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $262,345,112 and $174,957,499, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                $  543,229,835
                                              --------------
Gross unrealized depreciation                 $  (36,512,414)
Gross unrealized appreciation                     34,035,585
                                              --------------
    Net unrealized depreciation               $   (2,476,829)
                                              ==============

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares
                                    SIX MONTHS ENDED JUNE 30, 2001           YEAR ENDED DECEMBER 31, 2000
                                ----------------------------------   ------------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           5,129,107       $ 99,098,349         8,759,558        $184,516,509
Shares issued to shareholders
  in reinvestment of
  distributions                         787,785         14,804,720           246,386           5,201,213
Shares reacquired                    (1,795,132)       (34,493,659)       (3,890,444)        (81,352,936)
                                     -----------      ------------         ---------        ------------
    Net increase                      4,121,760       $ 79,409,410         5,115,500        $108,364,786
                                     ===========      ============         =========        ============

Service Class shares
                                    SIX MONTHS ENDED JUNE 30, 2001        PERIOD ENDED DECEMBER 31, 2000*
                                ----------------------------------   ------------------------------------
                                         SHARES             AMOUNT            SHARES              AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                             950,748       $ 18,243,445           460,085        $  9,767,975
Shares issued to shareholders in
  reinvestment of distributions          24,667            463,001             --                 --
Shares reacquired                      (110,889)        (2,134,134)          (40,116)           (856,520)
                                     -----------      ------------         ---------        ------------
    Net increase                        864,526       $ 16,572,312           419,969        $  8,911,455
                                     ===========      ============         =========        ============

* For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit
The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year six months ended June 30, 2001, was $4,170. The series had no borrowings during the period.

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                         VGI-3 8/01 102.1M